Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

TowerPoint Capital, LLC 1170 Peachtree Street NE, Suite 1650 Atlanta, Georgia 30309

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of lease contracts in connection with the proposed offering of MTP ABS Funding, LLC of their Fixed Rate Secured Cellular Site Revenue Notes, Series 2026-1. TowerPoint Capital, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, TD Securities (USA) LLC (“TD Securities” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 20, 2026, at the instruction of TD Securities, on behalf of the Company, we accessed the “Transaction Website” (https://tdsecurities.firmex.com/projects/6630/documents) and obtained a computer-generated lease data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2025, with respect to 861 sites and the related 1,084 leases (the “Statistical Data File”).

At your instruction, we randomly selected 50 leases from the Statistical Data File (the “Sample Leases”)

Member of Deloitte Touche Tohmatsu Limited

and performed certain comparisons and recomputations for each of the Sample Leases relating to the lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Tenant ID (for informational purposes only) 2. Tenant name 3. Technology type 4. Site type 5. City 6. State 7. Zip code 8. Lease start date	9. Lease expiration date (current term) 10. Lease expiration date (fully extended term) 11. Annualized revenue 12. Rent bump amount 13. Number of renewals 14. Renewal years 15. Investment grade

We compared Characteristics 2. through 14. to the corresponding information set forth on or derived from the lease agreement, easement agreement, invoices or purchase and sale agreement, or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 15. to the “Rating Spreadsheet” provided to us by TD Securities, on behalf of the Company, on February 27, 2026.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 8., 9. and 10., differences of 60 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 11., differences of 2.5% or less of the respective amount set forth on the Statistical Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 13., we were instructed to round the number of renewals (as set forth on the Statistical Data File) down to the nearest whole number.

The lease documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Lease.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Lease Documents, except as described in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sites and leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sites and leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 16, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in site type.
2	One difference in city.
3	Two differences in zip code.
4	Three differences in lease start date.
5	Three differences in lease expiration date (current term).
6	Four differences in lease expiration date (fully extended term).
7	Five differences in annualized revenue.
8	Two differences in number of renewals.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Lease Agreement

1	[REDACTED]	Site type	Rooftop	Ground
2	[REDACTED]	City	NORTHRIDGE	Chatsworth
3	[REDACTED]	Zip code	92025	92029
3	[REDACTED]	Zip code	91326	91311
4	[REDACTED]	Lease start date	01/31/2026	10/15/2025
4	[REDACTED]	Lease start date	05/31/2001	01/01/2006
4	[REDACTED]	Lease start date	12/31/2016	12/31/2016
5	[REDACTED]	Lease expiration date (current term)	12/31/2030	10/14/2030
5	[REDACTED]	Lease expiration date (current term)	04/30/2026	12/31/2025
5	[REDACTED]	Lease expiration date (current term)	11/30/2026	11/30/2027
6	[REDACTED]	Lease expiration date (fully extended term)	12/31/2050	10/14/2050
6	[REDACTED]	Lease expiration date (fully extended term)	04/30/2031	12/31/2030
6	[REDACTED]	Lease expiration date (fully extended term)	11/30/2041	11/30/2046
6	[REDACTED]	Lease expiration date (fully extended term)	08/31/2053	08/31/2028
7	[REDACTED]	Annualized revenue	$28,918.38	$29,840.98
7	[REDACTED]	Annualized revenue	$18,975.00	$19,544.28
7	[REDACTED]	Annualized revenue	$39,260.77	$40,438.60
7	[REDACTED]	Annualized revenue	$13,662.64	$14,072.55
7	[REDACTED]	Annualized revenue	$21,146.89	$21,781.29
8	[REDACTED]	Number of renewals	3	4
8	[REDACTED]	Number of renewals	5	0

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.